UBS                                                                      Cmoproj
Fixed Income Research      MALT0305C 30 year  8.0       5:09:30 pm July 14, 2003
                                                                  Ciaran O'Brien
                                                               obrienci@fiunmr23
cmoproj.596                                                               Page 1


Bond   Balance         Coupon    Delay   Factor     Index   Value     Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
3A1    64,044,000.00   6.00000   24      1.000000           -1.0000   -       -            -

Floor   Current     Settle      Deal       WAC      WAM        Pricing      Duration
        Coupon      Date                                       Speed        @ Px
------------------------------------------------------------------------------------
-       6.0000      07/31/03    30 year    6.55     356.62     100.0PPC     103:02

Malt 03-5 3a1 6% Coupon

Price      PPC     PPC      PPC      PPC      PPC      PPC      PPC      PPC
           25.00   50.00    75.00    100.00   125.00   150.00   175.00   200.00
--------------------------------------------------------------------------------
102:24     5.663   5.526    5.376    5.213    5.040    4.856    4.660    4.453
102:24+    5.661   5.523    5.372    5.209    5.035    4.850    4.653    4.446
102:25     5.659   5.521    5.369    5.205    5.030    4.844    4.646    4.438
102:25+    5.657   5.518    5.366    5.201    5.025    4.838    4.639    4.430
102:26     5.655   5.515    5.362    5.197    5.020    4.832    4.633    4.422
102:26+    5.653   5.513    5.359    5.193    5.015    4.826    4.626    4.415
102:27     5.651   5.510    5.356    5.189    5.010    4.821    4.619    4.407
102:27+    5.649   5.508    5.352    5.184    5.005    4.815    4.612    4.399
102:28     5.647   5.505    5.349    5.180    5.000    4.809    4.605    4.391
102:28+    5.645   5.502    5.346    5.176    4.995    4.803    4.599    4.384
102:29     5.643   5.500    5.342    5.172    4.991    4.797    4.592    4.376
102:29+    5.641   5.497    5.339    5.168    4.986    4.792    4.585    4.368
102:30     5.639   5.494    5.335    5.164    4.981    4.786    4.578    4.360
102:30+    5.637   5.492    5.332    5.160    4.976    4.780    4.572    4.353
102:31     5.635   5.489    5.329    5.156    4.971    4.774    4.565    4.345
102:31+    5.633   5.487    5.325    5.152    4.966    4.768    4.558    4.337
103:00     5.631   5.484    5.322    5.147    4.961    4.762    4.551    4.329
103:00+    5.629   5.481    5.319    5.143    4.956    4.757    4.545    4.322
103:01     5.627   5.479    5.315    5.139    4.951    4.751    4.538    4.314
103:01+    5.625   5.476    5.312    5.135    4.946    4.745    4.531    4.306
103:02     5.623   5.474    5.309    5.131    4.941    4.739    4.524    4.298
103:02+    5.621   5.471    5.305    5.127    4.936    4.733    4.518    4.291
103:03     5.619   5.468    5.302    5.123    4.931    4.728    4.511    4.283
103:03+    5.617   5.466    5.299    5.119    4.926    4.722    4.504    4.275
103:04     5.615   5.463    5.296    5.115    4.922    4.716    4.497    4.267
103:04+    5.613   5.460    5.292    5.111    4.917    4.710    4.491    4.260
103:05     5.611   5.458    5.289    5.107    4.912    4.704    4.484    4.252
103:05+    5.609   5.455    5.286    5.102    4.907    4.699    4.477    4.244
103:06     5.607   5.453    5.282    5.098    4.902    4.693    4.471    4.237
103:06+    5.605   5.450    5.279    5.094    4.897    4.687    4.464    4.229
103:07     5.603   5.447    5.276    5.090    4.892    4.681    4.457    4.221
103:07+    5.601   5.445    5.272    5.086    4.887    4.675    4.450    4.213
103:08     5.599   5.442    5.269    5.082    4.882    4.670    4.444    4.206
103:08+    5.597   5.440    5.266    5.078    4.877    4.664    4.437    4.198
103:09     5.595   5.437    5.262    5.074    4.872    4.658    4.430    4.190
--------------------------------------------------------------------------------
Avg Life   12.168  8.258    5.995    4.587    3.653    2.996    2.512    2.147
Duration   7.654   5.765    4.532    3.680    3.064    2.599    2.237    1.951
First Pay  8/03    8/03     8/03     8/03     8/03     8/03     8/03     8/03
Last Pay   7/33    7/33     7/33     7/33     6/33     6/33     5/33     8/11


This material has been prepared by UBS AG or an affiliate thereof ("UBS"). This material is a sales and trading communication and should not be viewed as research. Opinions expressed herein are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. Full details of UBS Investment Research, if any, are available on request. Any prices or quotations contained herein are indicative only and do not constitute an offer to buy or sell any securities at any given price. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness, reliability or appropriateness of the information, methodology and any derived price contained within this material. The securities and related financial instruments described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. Options, derivative products and futures are not suitable for all investors, and trading in these instruments is considered risky. Past performance is not necessarily indicative of future results. Foreign currency rates of exchange may adversely affect the value, price or income of any security or related instrument mentioned in this report. UBS, its directors, officers and employees or clients may have or have had interests or long or short positions in the securities or related financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this material. Neither UBS its directors, employees or agents accept any liability for any loss or damage arising out of the use of all or any part of these materials. This material is distributed in the following jurisdictions by:
United Kingdom: UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: UBS AG to institutional investors only. Italy: Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. US: UBS Securities LLC or UBS Financial Services Inc., subsidiaries of UBS AG, or solely to US institutional investors by UBS AG or a subsidiary or affiliate thereof that is not registered as a US broker-dealer (a "non-US affiliate"). Transactions resulting from materials distributed by a non-US affiliate must be effected through UBS Securities LLC or UBS Financial Services Inc. Canada: UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. Japan: UBS Securities Japan Ltd or UBS AG, Tokyo Branch, to institutional investors only. Hong Kong:
UBS Securities Asia Limited or UBS AG, Hong Kong Branch. Singapore: UBS Securities Singapore Pte. Ltd or UBS AG, Singapore Branch. Australia: UBS Advisory and Capital Markets Australia Ltd and UBS Securities Australia Ltd. For additional information or trade execution please contact your local sales or trading contact.

Copyright 2003 UBS. All rights reserved. This material is strictly for specified recipients only and may not be reproduced, distributed or forwarded in any manner without the permission of UBS.

UBS                                                                      Cmoproj
Fixed Income Research      MALT0305C 30 year  8.0       5:09:30 pm July 14, 2003
                                                                  Ciaran O'Brien
                                                               obrienci@fiunmr23
cmoproj.596                                                               Page 1


Bond   Balance         Coupon    Delay   Factor     Index   Value     Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
3A1    64,044,000.00   6.00000   24      1.000000           -1.0000   -       -            -

Floor   Current     Settle      Deal       WAC      WAM        Pricing      Duration
        Coupon      Date                                       Speed        @ Px
------------------------------------------------------------------------------------
-       6.0000      07/31/03    30 year    6.55     356.62     100.0PPC     103:02

Malt 03-5 3a1 6% Coupon

Price      PPC     PPC      PPC      PPC      PPC      PPC      PPC      PPC
           25.00   50.00    75.00    100.00   125.00   150.00   175.00   200.00
--------------------------------------------------------------------------------
103:09+   5.593     5.434   5.259    5.070    4.868   4.652     4.423    4.183
103:10    5.592     5.432   5.256    5.066    4.863   4.647     4.417    4.175
103:10+   5.590     5.429   5.252    5.062    4.858   4.641     4.410    4.167
103:11    5.588     5.427   5.249    5.057    4.853   4.635     4.403    4.159
103:11+   5.586     5.424   5.246    5.053    4.848   4.629     4.397    4.152
103:12    5.584     5.421   5.242    5.049    4.843   4.623     4.390    4.144
--------------------------------------------------------------------------------
Avg Life  12.168    8.258   5.995    4.587    3.653   2.996     2.512    2.147
Duration  7.654     5.765   4.532    3.680    3.064   2.599     2.237    1.951
First Pay 8/03      8/03    8/03     8/03     8/03    8/03      8/03     8/03
Last Pay  7/33      7/33    7/33     7/33     6/33    6/33      5/33     8/11




This material has been prepared by UBS AG or an affiliate thereof ("UBS"). This material is a sales and trading communication and should not be viewed as research. Opinions expressed herein are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. Full details of UBS Investment Research, if any, are available on request. Any prices or quotations contained herein are indicative only and do not constitute an offer to buy or sell any securities at any given price. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness, reliability or appropriateness of the information, methodology and any derived price contained within this material. The securities and related financial instruments described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. Options, derivative products and futures are not suitable for all investors, and trading in these instruments is considered risky. Past performance is not necessarily indicative of future results. Foreign currency rates of exchange may adversely affect the value, price or income of any security or related instrument mentioned in this report. UBS, its directors, officers and employees or clients may have or have had interests or long or short positions in the securities or related financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this material. Neither UBS its directors, employees or agents accept any liability for any loss or damage arising out of the use of all or any part of these materials. This material is distributed in the following jurisdictions by:
United Kingdom: UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: UBS AG to institutional investors only. Italy: Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. US: UBS Securities LLC or UBS Financial Services Inc., subsidiaries of UBS AG, or solely to US institutional investors by UBS AG or a subsidiary or affiliate thereof that is not registered as a US broker-dealer (a "non-US affiliate"). Transactions resulting from materials distributed by a non-US affiliate must be effected through UBS Securities LLC or UBS Financial Services Inc. Canada: UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. Japan: UBS Securities Japan Ltd or UBS AG, Tokyo Branch, to institutional investors only. Hong Kong:
UBS Securities Asia Limited or UBS AG, Hong Kong Branch. Singapore: UBS Securities Singapore Pte. Ltd or UBS AG, Singapore Branch. Australia: UBS Advisory and Capital Markets Australia Ltd and UBS Securities Australia Ltd. For additional information or trade execution please contact your local sales or trading contact.

Copyright 2003 UBS. All rights reserved. This material is strictly for specified recipients only and may not be reproduced, distributed or forwarded in any manner without the permission of UBS.